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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-A



                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             3DFX INTERACTIVE, INC.
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             (Exact name of registrant as specified in its charter)


CALIFORNIA                                              77-0390421
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)


4435 FORTRAN DRIVE, SAN JOSE, CALIFORNIA                  95134
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(Address of principal executive offices)                (Zip Code)



Securities to be registered pursuant to Section 12(b) of the Act:

                                      NONE.
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Securities to be registered pursuant to Section 12(g) of the Act:

                           COMMON STOCK, NO PAR VALUE.
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                                (Title of class)




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ITEM 1.        DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

               Incorporated by reference to the section entitled "Description of Capital Stock--Common Stock" in the Preliminary Prospectus included in the Registration Statement on Form S-1 (File No. 333-25365) (the "Registration Statement on Form S-1"), as originally filed with the Securities and Exchange Commission by the Registrant on April 17, 1997 and as subsequently amended.

ITEM 2.        EXHIBITS.

               The following exhibits are filed as part of this registration statement:

               Number        Description
               ------        -----------

               1.1(1)        Specimen Common Stock Certificate
               2.1(2)        Articles of Incorporation of the Registrant, as currently in effect.
               2.2(3)        Form of Restated Articles of Incorporation, to be filed prior to the effective date of the offering made under the Registration Statement on Form S-1.
               2.3(4)        Form of Restated Articles of Incorporation to be
                             filed immediately following the closing of the
                             offering made under the Registration Statement on
                             Form S-1.
               2.4(5)        Bylaws of the Registrant


--------------------------
(1)     Incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on
        Form S-1.
(2)     Incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on
        Form S-1.
(3)     Incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on
        Form S-1.
(4)     Incorporated by reference to Exhibit 3.3 to the Registrant's Registration Statement on
        Form S-1.
(5)     Incorporated by reference to Exhibit 3.4 to the Registrant's Registration Statement on
        Form S-1.





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                                    SIGNATURE


Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date:  June 4, 1997                         3DFX INTERACTIVE, INC.


                                            By:    /s/ Gary P. Martin
                                                   -----------------------------
                                                   Gary P. Martin
                                                   Chief Financial Officer